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                                                                   Exhibit 10.8

                             INTERCREDITOR AGREEMENT

       This INTERCREDITOR AGREEMENT dated as of December 8, 2000 (THIS "AGREEMENT") is entered into between CITICORP USA, INC., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement referred to below and GENERAL ELECTRIC CAPITAL CORPORATION, for itself and as agent for certain participants ("GE CAPITAL") under the Loan and Security Agreement referred to below.

                             PRELIMINARY STATEMENTS

       1. Extensions of credit have been made to Precision Partners and certain of its affiliates under that certain Credit Agreement, dated as of March 19, 1999 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), among Precision Partners, Inc., Precision Partners Holding Company, Mid State Machine Products, Galaxy Industries Corporation, Certified Fabricators, Inc., General Automation, Inc., Nationwide Precision Products Corp., Gillette Machine & Tool Co., Inc., the Lenders from time to time party thereto, Citicorp USA, Inc., as administrative agent, Bank of America, N.A. (successor to NationsBank, N.A.), as syndication agent, and SunTrust Bank, Atlanta, as documentation agent. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

       2. As security for the Secured Obligations (as defined in the Security Agreement, dated as of March 19, 1999 (the "SECURITY AGREEMENT") made by the Borrower and the Subsidiary Guarantors in favor of the Administrative Agent, the "CREDIT AGREEMENT OBLIGATIONS"), among other things, the Grantors (as defined below) granted to the Administrative Agent a security interest in and pledge of each Grantor's right, title and interest in the Pledged Collateral (used herein as defined in the Security Agreement, excluding, however, the GE Capital Equipment Collateral as defined below and any right, title or interest in real property (other than fixtures) of the Grantors).

       3. Galaxy Industries Corporation, Mid State Machine Products, Nationwide Precision Products Corp. and General Automation, Inc. (the "LESSEES") are the Lessees under an Amended and Restated Master Lease Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "LEASE AGREEMENT"). In connection with the execution and delivery of the Lease Agreement, Precision Partners, Inc. executed and delivered its Corporate Guaranty dated March 31, 2000 (as amended, modified or supplemented from time to time, the "CORPORATE GUARANTY") in favor of GE Capital.

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       4.     The Lessees are the borrowers and Precision Partners, Inc. is the guarantor under a Loan, Security and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "GE CAPITAL LOAN AGREEMENT"; the GE Capital Loan Agreement and the other documents executed or delivered in connection therewith are referred to herein as the "GE CAPITAL LOAN DOCUMENTS"). The obligations of the Lessees and Precision Partners, Inc. under the GE Capital Loan Documents are referred to herein as the "GE CAPITAL OBLIGATIONS".

       5. As security for the GE Capital Obligations, the Lessees have or will grant to GE Capital a security interest in and pledge of their right, title and interest in the equipment described in Schedule A hereto acquired by the Lessees and all other Collateral, as defined in the GE Capital Loan Agreement (the "GE CAPITAL EQUIPMENT COLLATERAL").

       6. Following the Advances (as defined in the GE Capital Credit Agreement) being made under the GE Capital Loan Agreement, the Lessees will continue to be obligated under the Lease Agreement in respect of the equipment set forth on Schedule B hereto, legal title to which is held by GE Capital.

       7. The Loan Parties have requested certain amendments to the Credit Agreement.

       8. The Lenders have agreed to amend the Credit Agreement in accordance with the terms of that certain Waiver and Amendment No. 3, dated as of the date hereof (the "CREDIT AGREEMENT AMENDMENT").

       9. Simultaneously herewith, (a) the Lessees and the Borrower (collectively, the "GRANTORS") are executing and delivering to Citicorp USA, Inc. as agent for GE Capital a Security Agreement (as amended, modified or supplemented from time to time, the "GE CAPITAL SECURITY AGREEMENT") and (b) the Lessees are executing and delivering to GE Capital as agent for the Administrative Agent a Security Agreement (as amended, modified or supplemented from time to time, the "ADMINISTRATIVE AGENT SECURITY AGREEMENT").

       10. As a condition precedent to the effectiveness of the Credit Agreement Amendment and the GE Capital Loan Agreement, the Administrative Agent and GE Capital are required to execute and deliver this Agreement, among other things, to confirm their relative rights with respect to the Pledged Collateral and the GE Capital Equipment Collateral.

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. APPOINTMENT OF AGENT.

       (a) GE Capital hereby appoints the Administrative Agent to serve as agent under the GE Capital Security Agreement

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(the Administrative Agent, in such capacity, and any successor to the
Administrative Agent in such capacity being hereinafter referred to as the "GE CAPITAL AGENT") for the purpose of enforcing the rights and remedies of GE Capital in respect of the Pledged Collateral and the obligations of the Grantors under the GE Capital Security Agreement.

       (b) The Administrative Agent hereby appoints GE Capital to serve as agent under the Administrative Agent Security Agreement (GE Capital, in such capacity, and any successor to GE Capital in such capacity being hereinafter referred to as the "AA AGENT" and, together with the GE Capital Agent, the "AGENTS") for the purpose of enforcing the rights and remedies of the Administrative Agent in respect of the GE Capital Equipment Collateral and the obligations of the Lessees under the Administrative Agent Security Agreement.

       (c) The Agents shall have only the duties and responsibilities expressly set forth in this Agreement, and no others, and the Agents shall not by reason of this Agreement be an agent or a trustee for, or have any fiduciary obligation (including obligations under the Trust Indenture Act of 1939, as amended) to any person including GE Capital and any participants in the case of the GE Capital Agent and the Administrative Agent and the Lenders in the case of the AA Agent. The Agents shall not be responsible for any recitals, statements, representations or warranties contained in this Agreement, any document executed in connection herewith or in connection with the Credit Agreement Amendment, the Lease Agreement, the GE Capital Loan Documents or any certificate or other document referred to or provided for in, or received under such agreements, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency thereof, any lien granted or purported to be granted under the GE Capital Security Agreement or the Administrative Agent Security Agreement or the perfection or priority of any such lien, or for any failure of the Borrower or any Lessee to perform any of its obligations thereunder. The Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agents nor any of their directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

       (d) The Agents shall be entitled to rely upon any certificate, notice or other communication (including any thereof by telecopy) reasonably believed by them to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Grantors or to any Affiliate of the Grantors), independent accountants and other experts selected by them. As to any matters not expressly provided for by this Agreement, the Agents shall in all cases be fully protected in acting, or in refraining from acting, hereunder, and any action

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taken or failure to act pursuant thereto shall be binding on GE Capital or the Administrative Agent, as the case may be.

       (e) Either Agent may resign at any time by giving 30 days' notice thereof and, without limiting Section 18 hereof, shall, in the case of the GE Capital Agent, resign after the payment in full of the Credit Agreement Obligations upon the written request of GE Capital or, in the case of the AA Agent, upon payment in full of the GE Capital Obligations upon the written request of the Administrative Agent. The Agents may be removed for gross negligence or willful misconduct by GE Capital in the case of the GE Capital Agent and by the Administrative Agent in the case of the AA Agent. In the event of any such resignation, GE Capital or the Administrative Agent as the case may be, shall have the right to appoint a reasonably acceptable successor agent at the reasonable cost and expense of the Grantors. Upon the acceptance of any appointment as agent hereunder by a successor agent, the successor agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall have no further duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 1 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

       (f) Except for action expressly required of an Agent hereunder, each Agent shall in all cases be fully justified in refusing to act hereunder unless it shall be further indemnified to its reasonable satisfaction by GE Capital in the case of the GE Capital Agent or the Administrative Agent in the case of the AA Agent against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

       (g) Except as expressly provided herein, neither Agent shall have any duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Pledged Collateral or GE Capital Equipment Collateral as the case may be. Neither Agent shall incur any liability as a result of any private sale of the Pledged Collateral or the GE Capital Equipment Collateral as the case may be.

       SECTION 2. PRIORITIES. The priorities set forth in this Agreement are applicable irrespective of any priority that might be available to the Administrative Agent or GE Capital pursuant to contract or under applicable law and notwithstanding any representation or warranty of the Grantors or any Lessee to the contrary in any agreement, instrument or other document to

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which the Administrative Agent or GE Capital is party and without regard to the order of the taking of any action to perfect, or the failure to perfect any security interest including, without limitation, the filing of, or the failure to file, financing statements under the Uniform Commercial Code.

       SECTION 3. ENFORCEMENT -- PLEDGED COLLATERAL.

       (a) The GE Capital Agent may take such action to enforce the GE Capital Security Agreement and to foreclose upon, collect and dispose of the Pledged Collateral or any portion thereof as it shall determine in its sole and exclusive judgment.

       (b) GE Capital agrees that until all the Credit Agreement Obligations shall have been paid in full in cash and the Commitments shall have been terminated, the Administrative Agent (to the exclusion of GE Capital), shall have, whether or not any default or event of default under the Credit Agreement, the GE Capital Documents or any agreement relating thereto shall have occurred and be continuing and both before and after the commencement of any proceeding referred to in Section 6(a) hereof, the sole and exclusive right to administer and enforce all matters in respect of the Pledged Collateral, including the right to release or direct the release, with or without consideration, of the Pledged Collateral from the lien of the GE Capital Security Agreement, and to direct the sale, transfer, lease or other disposition of the Pledged Collateral, the foreclosure or forbearance from foreclosure in respect of the Pledged Collateral, including, without limitation, seeking or not seeking relief from any stay against foreclosure in respect of the Pledged Collateral in any bankruptcy, insolvency or reorganization proceedings, and the acceptance of the Pledged Collateral in full or partial satisfaction of any indebtedness.

       (c) Financing statements, satisfactory to GE Capital, covering the Pledged Collateral and perfecting the lien created under the GE Capital Security Agreement shall be filed by the GE Capital Agent naming the GE Capital Agent as the secured party. GE Capital agrees that until all the Credit Agreement Obligations shall have been paid in full in cash and the Commitments shall have been terminated, GE Capital shall not file any financing statement with respect to the Pledged Collateral, exercise or assert any right to exercise any voting rights in respect of the Pledged Collateral, direct or assert any right to direct the GE Capital Agent, or withhold or refuse to grant any consent requested by the GE Capital Agent under, including any consent to any supplement, amendment or modification of, the GE Capital Security Agreement, except as specifically permitted by this Agreement. GE Capital agrees that until all the Credit Agreement Obligations shall have been paid in full in cash and the Commitments shall have been terminated, its only right under the GE Capital Security Agreement is to receive the proceeds of the Pledged Collateral as provided in Section 5 hereof.

       (d)    GE Capital agrees that until all the Credit

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Agreement Obligations shall have been paid in full in cash and the
Commitments shall have been terminated, it will not commence, or join with any creditor other than the Administrative Agent and the Lenders (or with the Administrative Agent and other creditors) in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to the Pledged Collateral, whether pursuant to the GE Capital Security Agreement or otherwise. Upon request by the GE Capital Agent, GE Capital will, at the expense of the Grantors, join in enforcement, collection, execution, levy or foreclosure proceedings and otherwise cooperate fully in the maintenance of such proceedings by the GE Capital Agent, including, without limitation, by executing and delivering all such directions, consents, pleadings, releases and other documents and instruments as the GE Capital Agent may reasonably request in connection therewith, it being understood that the conduct of such proceedings shall at all times be under the exclusive control of the GE Capital Agent.

       (e) GE Capital agrees not to contest, or to bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, this Agreement, the Security Documents or any other Loan Documents or any rights of the GE Capital Agent, the Administrative Agent or the Lenders with respect to the Pledged Collateral or the validity or reasonableness of any action or failure to act in respect of the Pledged Collateral by the GE Capital Agent, including, without limitation, the timing, method or manner of disposing of or liquidating the Pledged Collateral, the terms, including the price and percentage of consideration received in cash, of any such disposition or liquidation, or any failure to dispose of or liquidate the Pledged Collateral.

       SECTION 4. ENFORCEMENT -- GE CAPITAL EQUIPMENT COLLATERAL.

       (a) The AA Agent may take such action to enforce the Administrative Agent Security Agreement and to foreclose upon, collect and dispose of the GE Capital Equipment Collateral or any portion thereof as it shall determine in its sole and exclusive judgment.

       (b) The Administrative Agent agrees that until all the GE Capital Obligations shall have been paid in full in cash and no commitments therefor remain outstanding, GE Capital (to the exclusion of the Administrative Agent), shall have, whether or not any default or event of default under the Credit Agreement, the GE Capital Documents or any agreement relating thereto shall have occurred and be continuing and both before and after the commencement of any proceeding referred to in Section 6(a) hereof, the sole and exclusive right to administer and enforce all matters in respect of the GE Capital Equipment Collateral, including the right to release or direct the release, with or without consideration, of the GE Capital Equipment Collateral from the lien of the Administrative Agent Security Agreement, and to direct the sale, transfer, lease or other disposition of the

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GE Capital Equipment Collateral, the foreclosure or forbearance from foreclosure in respect of the GE Capital Equipment Collateral, including, without limitation, seeking or not seeking relief from any stay against foreclosure in respect of the GE Capital Equipment Collateral in any bankruptcy, insolvency or reorganization proceedings, and the acceptance of the GE Capital Equipment Collateral in full or partial satisfaction of any indebtedness.

       (c) Financing statements satisfactory to the Administrative Agent, covering the GE Capital Equipment Collateral and perfecting the lien created under the Administrative Agent Security Agreement shall be filed by the AA Agent naming the AA Agent as the secured party. The Administrative Agent agrees that until all the GE Capital Obligations shall have been paid in full in cash and no commitments therefor remain outstanding, the Administrative Agent shall not file any financing statement with respect to the GE Capital Equipment Collateral, direct or assert any right to direct the AA Agent, or withhold or refuse to grant any consent requested by the AA Agent under, including any consent to any supplement, amendment or modification of, the Administrative Agent Security Agreement, except as specifically permitted by this Agreement. The Administrative Agent agrees that until all the GE Capital Obligations shall have been paid in full in cash and no commitments therefor remain outstanding, its only right under the Administrative Agent Security Agreement is to receive the proceeds of the GE Capital Equipment Collateral as provided in Section 5 hereof.

       (d) The Administrative Agent agrees that until all the GE Capital Obligations shall have been paid in full in cash and no commitments therefor remain outstanding, it will not commence, or join with any creditor other than GE Capital (or with GE Capital and other creditors) in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to the GE Capital Equipment Collateral, whether pursuant to the Administrative Agent Security Agreement or otherwise. Upon request by the AA Agent, the Administrative Agent will, at the expense of the Grantors, join in enforcement, collection, execution, levy or foreclosure proceedings and otherwise cooperate fully in the maintenance of such proceedings by the AA Agent, including, without limitation, by executing and delivering all such directions, consents, pleadings, releases and other documents and instruments as the AA Agent may reasonably request in connection therewith, it being understood that the conduct of such proceedings shall at all times be under the exclusive control of the AA Agent.

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       (e)    The Administrative Agent agrees not to contest, or to bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, this Agreement, the GE Capital Documents or any rights of the AA Agent or GE Capital with respect to the GE Capital Equipment Collateral or the validity or reasonableness of any action or failure to act in respect of the GE Capital Equipment Collateral by the AA Agent, including, without limitation, the timing, method or manner of disposing of or liquidating the GE Capital Equipment Collateral, the terms, including the price and percentage of consideration received in cash, of any such disposition or liquidation, or any failure to dispose of or liquidate the GE Capital Equipment Collateral.

       SECTION 5. ALLOCATION OF PROCEEDS. The proceeds of any sale, transfer or other disposition of the Pledged Collateral shall be applied first, to the Credit Agreement Obligations and, upon the payment in full in cash of the Credit Agreement Obligations, to the GE Capital Obligations. The proceeds of any sale, transfer or other disposition of the GE Capital Equipment Collateral shall be applied first, to the GE Capital Obligations and, upon the payment in full in cash of the GE Capital Obligations, to the Credit Agreement Obligations.

       SECTION 6. SHARING OF PROCEEDS OF PLEDGED COLLATERAL DISTRIBUTED IN BANKRUPTCY OR OTHER INSOLVENCY PROCEEDINGS. GE Capital agrees that until all the Credit Agreement Obligations shall have been paid in full in cash and the Commitments shall have been terminated:

       (a) Upon any sale or other disposition of all or any of the Pledged Collateral of any Grantor in connection with any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Grantor or any debts of any Grantor, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings, or an assignment for the benefit of creditors or any other marshaling of the assets of any Grantor or otherwise, the proceeds thereof (whether in cash, securities or other property) shall be applied in the order specified in Section 5 hereof.

       (b) If any proceeding referred to in subsection (a) above is commenced by or against any Grantor:

              (i) the GE Capital Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Administrative Agent, GE Capital or otherwise), but shall have no obligation, to demand, sue for, collect and receive any proceeds referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, enforcing the GE Capital Security Agreement) as it may deem necessary or advisable for the exercise or enforcement

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       of any of the rights or interests of the parties hereunder in respect of the Pledged Collateral; and

              (ii) GE Capital shall duly and promptly take such action as the GE Capital Agent may request to permit the GE Capital Agent (A) to realize upon the Pledged Collateral for the account of the Administrative Agent, the Lenders and GE Capital and file appropriate claims or proofs of claim in respect of the Pledged Collateral, (B) to execute and deliver such powers of attorney, assignments, or other instruments as it may require to enforce any and all claims with respect to the Pledged Collateral and (C) to collect and receive any and all proceeds, payments or distributions that may be payable or deliverable upon or with respect to the Pledged Collateral.

       (c) The GE Capital Agent is hereby authorized to demand specific performance of this Agreement at any time when GE Capital shall have failed to comply with any of the provisions of this Agreement applicable to it. GE Capital hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

       SECTION 7. SHARING OF PROCEEDS OF GE CAPITAL EQUIPMENT COLLATERAL DISTRIBUTED IN BANKRUPTCY OR OTHER INSOLVENCY PROCEEDINGS. The Administrative Agent agrees that until all the GE Capital Obligations shall have been paid in full in cash and no commitments therefor remain outstanding:

       (a) Upon any sale or other disposition of all or any of the GE Capital Equipment Collateral of any Lessee in connection with any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Lessee or any debts of any Lessee, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings, or an assignment for the benefit of creditors or any other marshaling of the assets of any Lessee or otherwise, the proceeds thereof (whether in cash, securities or other property) shall be applied in the order specified in Section 5 hereof.

       (b) If any proceeding referred to in subsection (a) above is commenced by or against any Lessee:

              (i) the AA Agent is hereby irrevocably authorized and empowered (in its own name or in the name of GE Capital, the Administrative Agent or otherwise), but shall have no obligation, to demand, sue for, collect and receive any proceeds referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, enforcing the Administrative
       Agent Security Agreement) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the parties hereunder in respect of the GE Capital Equipment Collateral;
       and

              (ii) the Administrative Agent shall duly and promptly take such action as the AA Agent may request to permit the AA Agent (A) to realize upon the GE Capital Equipment Collateral for the account of GE Capital and the Administrative Agent and file appropriate claims or proofs of claim in respect of the GE Capital Equipment Collateral, (B) to execute and deliver such powers of attorney, assignments, or other instruments as it may require to enforce any and all claims with respect to the GE Capital Equipment Collateral and (C) to collect and receive any and all proceeds, payments or distributions that may be payable or deliverable upon or with respect to the GE Capital Equipment Collateral.

       (c) The AA Agent is hereby authorized to demand specific performance of this Agreement at any time when the Administrative Agent shall have failed to comply with any of the provisions of this Agreement applicable to it. The Administrative Agent hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

       SECTION 8. FURTHER ASSURANCES. GE Capital and the Administrative Agent will, at the expense of the Grantors, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the other party hereto may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the GE Capital Agent or the AA Agent, as the case may be, to exercise and enforce its rights and remedies hereunder.

       SECTION 9. ASSIGNMENT. Each of GE Capital and the Administrative Agent agrees that it will require, as a condition to any extension, replacement, refinancing or refunding of the GE Capital Obligations by a Person other than GE Capital or the Credit Agreement Obligations by a Person other than the Lenders (or any other group of Persons for which the Administrative Agent does not act as agent), as the case may be, the assignment to and assumption by the Person or Persons so extending, replacing, refinancing or refunding such obligations of all its respective duties and obligations hereunder.

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       SECTION 10. REPRESENTATIONS AND WARRANTIES. Each of GE Capital and the
Administrative Agent represents and warrants that it has full power and authority to enter into, and perform its obligations under, this Agreement.

       SECTION 11. OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interests and all agreements and obligations under this Agreement shall remain in full force and effect irrespective of:

       (a) any lack of validity or enforceability of any Loan Documents, the Security Documents or the GE Capital Documents;

       (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Credit Agreement Obligations or the GE Capital Obligations, or any other extension, renewal, amendment, waiver, refinancing or restructuring of or any consent to departure from any Loan Documents, the Security Documents, or the GE Capital Documents;

       (c) any increase in the principal amount of the Credit Agreement Obligations, whether or not such increase occurs in connection with a refinancing of the Credit Agreement Obligations with another Person;

       (d) any exchange or release of the Pledged Collateral, the GE Capital Equipment Collateral or any other collateral, whether or not consideration is received therefor, or any release or amendment or waiver of or consent to departure from any guaranty, whether or not consideration is received therefor;

       (e) any failure to perfect any interest in the Pledged Collateral or in any other collateral; or

       (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor.

       SECTION 12. WAIVER. GE Capital with respect to the Pledged Collateral and the Administrative Agent with respect to the GE Capital Equipment Collateral hereby waive, to the fullest extent permitted by law, (a) any right (i) under
Section 9-504(1)(c) of the Uniform Commercial Code as in effect in the State of New York (the "UCC") to the application of the proceeds of disposition of the Pledged Collateral and the GE Capital Equipment Collateral other than as contemplated by this Agreement, (ii) to notice and objection under Section 9-505(2) of the UCC and (iii) to promptness, diligence, notice of acceptance and any other notice with respect to any of the obligations under the Loan Documents, the GE Capital Documents and this Agreement and (b) any requirement that GE Capital or the Administrative Agent protect, secure, perfect or insure any security interest or lien or exhaust any right or take any action against the Borrower, the other Grantors or any other Person or entity or the Pledged Collateral, the GE Capital Equipment Collateral or any other collateral.

       SECTION 13. OBLIGATIONS UNIMPAIRED. Nothing in this Agreement shall impair as between the Grantors, on the one hand, and either of GE Capital or the Administrative Agent and the Lenders, on the other hand, the obligations of the Grantors to GE Capital or the Administrative Agent and the Lenders, as the case may be.

       SECTION 14. AMENDMENTS, ETC. No amendment of this Agreement shall be effective unless in writing, signed by each of the parties hereto. No waiver of any provision of this Agreement or consent to any departure therefrom by GE Capital, on the one hand, or by the Administrative Agent, on the other hand, shall in any event be effective unless the same shall be in writing and signed by GE Capital or the Administrative Agent, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       SECTION 15. ADDRESSES FOR NOTICES. All demands, notices and other communications provided for hereunder shall be in writing (including by telecopier) and, if to GE Capital, mailed or telecopied or delivered by hand or courier addressed to it at General Electric Capital Corporation, 401 Merritt Seven, Second Floor, Norwalk, Connecticut 06856, Attention: Mr. Jeff Fitts,
Telecopier: (203) 229-1992 and, if to the Administrative Agent, mailed or telecopied or delivered by hand or courier to it, addressed to it at Citicorp USA, Inc., 599 Lexington Avenue, 21st Floor, New York, New York 10043,
Attention: Mr. Michael C. Becker, Telecopier: (212) 793-4782, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this section. All such demands, notices and other communications shall, when mailed or telecopied, be effective when received.

       SECTION 16. NO WAIVER, REMEDIES. No failure on the part of parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies of the parties herein provided are cumulative and not exclusive of any remedies provided by law.

       SECTION 17. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT AND GE CAPITAL HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS

AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH AND FOR ANY COUNTERCLAIM THEREIN.

       SECTION 18. CONTINUING AGREEMENT. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Credit Agreement Obligations or the GE Capital Obligations shall have been paid in full in cash and the commitments of the Lenders or GE Capital, respectively, to make further extensions of credit to the Borrower or to any other Grantor have terminated and (ii) be binding upon GE Capital, the Administrative Agent, the GE Capital Agent, the AA Agent and their respective successors and assigns.

       SECTION 19. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, and both of which taken together shall constitute one and the same instrument. Any such counterpart, when delivered by telecopier, shall have the same force and effect as an original manually executed counterpart.

       SECTION 20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of law principles thereof.

       SECTION 21. SEVERABILITY. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

               {THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK}

       IN WITNESS WHEREOF, the GE Capital and the Administrative Agent have executed or caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                       CITICORP USA, INC., as
                                       Administrative Agent and as GE
                                       Capital Agent


                                       By:  /s/ Michael Becker
                                          -----------------------------------
                                       Name: Michael Becker
                                       Title:

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, for itself and as AA
                                       Agent


                                       By:  /s/ Jeff Fitts
                                          -----------------------------------
                                       Name: Jeff Fitts
                                       Title: Senior Risk Manager

                            GRANTORS' ACKNOWLEDGEMENT


       The Grantors hereby acknowledge and consent to the provisions of the foregoing Intercreditor Agreement and agree, jointly and severally, to pay the expenses referred to therein as payable by them. This acknowledgment shall not constitute a consent to any amendment hereto which may hereafter be entered.

                                 PRECISION PARTNERS, INC.


                                 By:   /s/ Frank Reilly
                                    -----------------------------------------
                                    Name: Frank Reilly
                                    Title: Executive Vice President and
                                           Cheif Executive Officer


                                 GALAXY INDUSTRIES CORPORATION


                                 By:   /s/ Frank Reilly
                                    -----------------------------------------
                                    Name: Frank Reilly
                                    Title: Vice President


                                 MID STATE MACHINE PRODUCTS


                                 By:   /s/ Frank Reilly
                                    -----------------------------------------
                                    Name: Frank Reilly
                                    Title: Vice President


                                 NATIONWIDE PRECISION PRODUCTS CORP.


                                 By:   /s/ Frank Reilly
                                    -----------------------------------------
                                    Name: Frank Reilly
                                    Title: Vice President


                                 GENERAL AUTOMATION, INC.


                                 By:  /s/ Frank Reilly
                                    -----------------------------------------
                                    Name: Frank Reilly
                                    Title: Vice President